UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 2, 2021

Martin Marietta Materials, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4123 Parklake Avenue, Raleigh, North Carolina	27612
(Address of Principal Executive Offices)	(Zip Code)

(919) 781-4550

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	MLM	New York Stock Exchange

Item 2.02	Results of Operations and Financial Condition.

On, November 2, 2021 the Company announced financial results for the third quarter ended September 30, 2021.  The press release, dated November 2, 2021, is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On, November 2, 2021 the Company announced financial results for the third quarter ended September 30, 2021.  The press release, dated November 2, 2021, is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.  Additional information about the quarter, and the Company’s use of non-GAAP financial measures, is available on the Company’s website at www.martinmarietta.com by clicking the heading “Financials”, in the “Investors” section and then clicking the quick link “Non-GAAP Financial Measures”.

The Company will host an online web simulcast of its third quarter 2021 earnings conference call on Tuesday, November 2, 2021.  The live broadcast of the Company’s conference call will begin at 11:00 a.m., Eastern Time, on November 2, 2021.  An online replay will be available approximately two hours following the conclusion of the live broadcast and will continue for one year.  A link to these events will be available at the Company’s website at www.martinmarietta.com. For those investors without online web access, the conference call may also be accessed by calling 970-315-0423, confirmation number 9967776.  Additional information about the Company’s use of non-GAAP financial measures, as well as certain other financial or statistical information the Company may present at the conference call, will be provided on the Company’s website.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated November 2, 2021, announcing financial results for the third quarter ended September 30, 2021.

104     Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.
(Registrant)

Date: November 2, 2021	By:	/s/ James A. J. Nickolas
James A. J. Nickolas,
Sr. Vice President and Chief Financial Officer